SECURITY AGREEMENT AND ASSIGNMENT


         THIS SECURITY AGREEMENT AND ASSIGNMENT is entered into as of September 30, 1997 by and between EFTC CORPORATION, a Colorado corporation (the "Debtor") and BANK ONE, COLORADO, N.A., a national banking association (the "Agent"), for the ratable benefit of the Banks under that certain Credit Agreement dated as of September 30, 1997, by and among the Debtor (as Borrower thereunder), Agent and the Banks, with such Credit Agreement, as hereafter amended, modified or extended by the parties thereto referred to as the "Credit Agreement."

                                    Section 1

                                   DEFINITIONS

     Section 1.1 Specific Definitions. The following definitions shall apply:

         (a) "Account Debtors" means Debtor's customers and all other persons who are obligated or indebted to Debtor in any manner, whether directly or indirectly, primarily or secondarily, contingently or otherwise, with respect to Accounts or General Intangibles.

         (b)      "Accounts" shall have the meaning set forth at Section 2.1(a).

     (c) "Agent" shall have the meaning  assigned to it in the Recitals  hereto.
(d) "Banks" shall have the meaning assigned to it in the Recitals hereto. (e) "Code" shall mean the Uniform Commercial Code of the State of Colorado. (f) "Credit Agreement" shall have the meaning assigned to it in the Recitals hereto, and pursuant to which this Security Agreement and Assignment is given. (g) "Debtor" shall have the meaning assigned to it in the Recitals hereto. (h) "Debtor's Notes" shall mean any promissory notes made by Debtor in favor of Agent, including, without limitation: a. Debtor's Promissory Note (Revolving
Loan) dated September 30, 1997, in the original principal amount of $25,000,000.00; b. Debtor's Promissory Note (Term Loan) dated September 30, 1997, in the original principal amount of $20,000,000.00; c. Debtor's Promissory Note (Swing Loan) dated September 30, 1997, in the original principal amount of $2,500,000.00; and

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     d.  Any  and  all  modifications,  extensions  and  renewals  of any of the foregoing and any and all future advances or readvances to Debtor whether pursuant to any of the foregoing promissory notes or otherwise;

         (i) "Debtor's Obligations" shall mean the full and prompt payment and performance of all of the indebtedness, obligations, covenants, agreements and liabilities of Debtor to Agent, together with all interest and other charges thereon, whether direct or indirect, existing, future, contingent or otherwise, due or to become due, under or arising out of or in connection with (i) Debtor's Notes; (ii) any pledge or guaranty; (iii) any overdraft; (iv) any Loan Document and (v) any and all modifications, extensions and renewals of any of the foregoing.

         (j) "Debtor's Books" means all of Debtor's books and records including, but not limited to: minute books; ledgers; records indicating, summarizing, or evidencing Debtor's assets, liabilities, and the Accounts; all information relating to Debtor's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, and other computer-prepared information.

         (k)     "Equipment" shall have the meaning set forth at Section 2.1(c).

         (l)      "Event of Default" shall have the meaning set forth in
Section 9.

          (m)  "General  Intangibles"  shall  have the  meaning  set forth at
Section 2.1(d).

         (n) "Guarantor" and "Guarantors" shall mean, respectively, any one or more of CIRCUIT TEST INTERNATIONAL, L.C., a Florida limited liability company ("CT International"); CURRENT ELECTRONICS, INC., an Oregon corporation ("Current Electronics"); CTLLC ACQUISITION CORP., a Florida corporation ("CTLLC Acquisition"); CIRCUIT TEST, INC., a Florida corporation ("Circuit Test"); and AIR HUB SERVICES GROUP, LLC, a Kentucky limited liability company ("Air Hub Services").

         (o)     "Inventory" shall have the meaning set forth at Section 2.1(b).

         (p) "Lien" means any security interest, mortgage, pledge, assignment, lien, or other encumbrance of any kind, including any interest of a vendor under a conditional sale contract or consignment and any interest of a lessor under a capital lease.

         (q) "Loan Documents" shall mean the Credit Agreement, Debtor's Notes, this Security Agreement and Assignment, and any other instrument now or hereafter given to evidence, secure or guaranty Debtor's Obligations.






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         (r)  "Permitted  Lien"  means:  (i) Liens  imposed by any  governmental authority  for  taxes,  assignments  or  charges  not yet due or which are being contested  in good  faith  and with due  diligence  and  with  respect  to which
adequate  reserves  have  been  established;   (ii)  carriers'   warehousemen's,
mechanics', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business not yet delinquent or which are being contested in good faith and with due diligence and with respect to which adequate reserves have been established; (iii) pledges or deposits under workers' compensation, unemployment insurance and other social security legislation; (iv) purchase money Liens securing payment by the Debtor of a portion of the purchase price of any asset; and (v) any attachment or judgment Lien either in existence less than 30 calendar days after the entry thereof, or with respect to which execution has been stayed, or with respect to which payment in full above any deductible is covered by insurance.

         (s)      "Proceeds" shall have the meaning set forth in Section 2.1(g).

     (t) "Secured Obligations" shall mean Debtor's Notes, Debtor's Obligations and "Secured Party Expenses."

         (u) "Secured Party Expenses" means: (i) all costs and expenses (including, without limitation, taxes and insurance premiums) required to be paid by Debtor under this Security Agreement and Assignment or under any of the other Loan Documents that are paid or advanced by Agent; (ii) filing, recording, publication, and search fees paid or incurred by Agent in connection with Agent's transactions with Debtor, (iii) costs and expenses incurred by Agent to correct any default or enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, and preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated (including reasonable counsel, consultant and appraiser fees and expenses); (iv) costs and expenses of suit incurred by Agent as Agent in enforcing or defending the Loan Documents or any portion thereof, and (v) Agent's reasonable attorney fees and expenses incurred (before or after execution of this Security Agreement and Assignment) in advising Agent with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending, or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought.

         Section 1.2       Uniform Commercial Code Terms.

         Terms used in this Security Agreement and Assignment, other than those defined in this Section 1.1, have the meanings accorded to them in the Uniform Commercial Code of the State of Colorado.






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         Section 1.3       Construction.

         (a) Unless the context of this Security Agreement and Assignment clearly requires otherwise, the plural includes the singular, the singular includes the plural, the part includes the whole, "including" is not limited, and "or" has the inclusive meaning of the phrase "and/or." The words "hereof," "herein," "hereunder," and other similar terms in this Security Agreement and Assignment refer to this Security Agreement and Assignment as a whole and not exclusively to any particular provision of this Security Agreement and Assignment.

         (b) It is intended that the Credit Agreement expresses the primary understandings and agreements of the parties. In the event of any inconsistency or conflict between the terms of this document and the terms of the Credit Agreement, the provisions of the Credit Agreement shall control. Any schedule required by this document which duplicates the requirement of a schedule attached to the Credit Agreement shall be deemed to be fulfilled by the schedule to the Credit Agreement. Capitalized terms used but not defined herein, and defined in the Credit Agreement, shall have the meaning given thereto in the Credit Agreement.

                                    Section 2

                                SECURITY INTEREST

         Section 2.1 Grant of Security Interest. In order to secure prompt payment and performance of Debtor's Obligations, Debtor hereby grants to Agent a continuing first-priority pledge and security interest in the following property of Debtor (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where located:

         (a) All Accounts, which shall mean all accounts, contract rights, notes, drafts, instruments, documents, chattel paper, and obligations in any form owing to Debtor arising out of the sale or lease of goods or the rendition of services by Debtor whether or not earned by performance; all credit insurance, guaranties, letters of credit, advices of credit, and other security for any of the above; all merchandise returned to or reclaimed by Debtor; and Debtor's Books relating to any of the foregoing.

         (b) All Inventory, which shall mean any and all goods, supplies, wares, merchandise, and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or lease or to be furnished under any contract for service or so leased or furnished, or used or consumed in Debtor's business, and also including products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or nonnegotiable, representing any of the foregoing.






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         (c) All Equipment, which shall mean all equipment, fixtures, machinery, machine tools, office equipment, furniture, furnishings, motors, motor vehicles, tractors, trailers, non-titled vehicles, tools, dies, parts, jigs, goods, all
attachments,   accessories,  accessions,  parts,  replacements,   substitutions,
additions, and improvements thereto, and all supplies used or to be used in connection therewith, including without limitation those items of Equipment set forth on Schedule 2.1(c) attached.

         (d) All General Intangibles, which shall mean all general intangibles, choses in action, causes of action, and all other personal property of every kind and nature (other than goods and Accounts), including, without limitation:
(i) all tax refunds, (ii) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of Debtor, (iii) all trade names, trademarks, and service marks; all trademark and service mark registrations (other than intent to use applications for trademarks and service marks, if any) and applications for trademark and service mark registrations and all renewals of trademark and service mark registrations, all rights relating thereto, including without limitation, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together with the goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark, and service mark, (iv) all logos, copyrights, patents and applications for patents, (v) all licenses or other agreements relating to any of the foregoing, (vi) all information, customer lists, identifications of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to any present or future operations by Debtor,
(vii) all field repair data, sales data and other information relating to sales or service of all present or future products, (viii) all accounting information and all media in which or on which any of the information or knowledge or data or records which pertain to any present or future operations of Debtor may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (ix) all licenses, consents, permits, variances, certifications and approvals of any governmental authority or any other person pertaining to any operations now or hereafter conducted by Debtor (including, without limitation, all franchises, licenses, consents, permits, variances, certifications and approvals specifically described on Schedule 2.1(d)(ix) attached), (x) all licenses, franchises, permits or other rights to use any processes, production methods, proprietary information, know-how, trade secrets and software in connection with Debtor's business (including, without limitation, any of the foregoing described on Schedule 2.1(d)(x), attached), (xi) all causes of action, claims and warranties relating to any of the foregoing, (xii) all certificates of deposits evidencing a deposit by Debtor with Agent or any other financial institution, (xiii) all promissory notes payable to Debtor which are determined not to be instruments,
(xiv) all Debtor's interest as lessee under all leases of real and personal property (including, without limitation, the leases set forth on Schedule 4.1(o) to the Credit Agreement or any other schedule that is either now or hereafter delivered by Debtor to Agent and incorporated herein by reference) and (xv) all Debtor's interest in contracts and agreements





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



(including, without limitation, the contracts set forth on Schedule 4.1(n) of the Credit Agreement or any other schedule that is either now or hereafter delivered by Debtor to Agent and incorporated herein by reference).

         (e)  Investment   Property,   which  shall  mean  all  certificated  or
uncertificated securities, security entitlements, security accounts, commodity contracts or commodity accounts.

         (f) Possessory Collateral, which shall mean notes, drafts, instruments, documents, securities, money, letters of credit, advices of credit, or other assets, properties or indebtedness owned by Debtor or in which Debtor has an interest that now or thereafter are at any time in the possession or control of Agent, Agent's affiliates, custodians, participants and designees or in transit by mail or carrier to Agent, Agent's affiliates, custodians, participants and designees or in the possession of any other third party acting on behalf of Agent, without regard to whether Agent received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether Agent had conditionally released the same, and all deposit accounts of Debtor with Agent, Agent's affiliates, custodians, participants and designees, including all demand, time, savings, passbook, or other accounts.

         (g) Proceeds, which shall mean all proceeds and products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral; all property received wholly or partly in trade or exchange for Collateral; all claims against third parties arising out of damage, destruction, or decrease in value of the Collateral; all leases of Collateral; and all rents, revenues, issues, profits, and proceeds, arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of the Collateral or any interest therein.

         (h) Notwithstanding the foregoing, no security interest shall be granted in the AlliedSignal Acquisition Agreements until the Consent to Assignment of Contracts with respect to the AlliedSignal Acquisition Agreements has been furnished to the Borrower or the requirement for such consent has been waived pursuant to Section 5.1(o) of the Credit Agreement.

                                    Section 3

                         PROVISIONS CONCERNING ACCOUNTS

         Section 3.1 Office and Records of Debtor. Debtor's chief executive office is located at: 9351 Grant Street, Horizon Terrace, Sixth Floor, Denver, Colorado 80202. Debtor maintains all of its records with respect to its Accounts in Colorado. Debtor shall not maintain its chief executive office or its records with respect to its Accounts at any other location except after thirty (30) days prior written notice to the Agent.






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



         Section 3.2 Representations. Debtor represents and warrants that each Eligible Account Receivable of the Debtor at the time of its assignment to Agent
(a) will be owned solely by Debtor; (b) will be for a liquidated amount maturing as stated in Debtor's Books; (c) will be a bona fide existing obligation created by the final sale and delivery of goods or the rendition of services to Account Debtors by Debtor in the ordinary course of its business; and (d) will not be subject to any known deduction, offset, counterclaim, return privilege, or other condition, except as reflected on Debtor's Books.

         Section 3.3 Shipment Arrangements. After two (2) weeks notice, unless an Event of Default has occurred then promptly upon the request of the Agent, Debtor shall deliver to Agent, as Agent may request no more often than annually, so long as an Event of Default has not occurred, original delivery receipts, customer purchase orders, shipping instructions, bills of lading, and other documentation respecting shipment arrangements. Absent such a request by Agent, copies of all such documentation shall be held by Debtor as custodian for Agent.

         Section 3.4 Agent's Rights. Upon and after the occurrence of an Event of Default and at any time Agent reasonably believes an Event of Default has occurred or is likely to occur with the passage of time, any officer, employee, or agent of Agent shall have the right, at any time or times hereafter, in the name of Agent or its nominee (including Debtor), to verify the validity, amount, or any other matter relating to any Accounts by mail, telephone, or otherwise; and all reasonable costs thereof shall be payable by Debtor to Agent. At such time, Agent or its designee may at any time notify customers or Account Debtors that Accounts have been assigned to Agent or of Agent's security interest therein and collect the same directly and charge all collection costs and expenses to Debtor's account.

         Section 3.5 Post Default Rights. After a declared Event of Default hereunder, no discount, credit, or allowance shall be granted by Debtor to any Account Debtor and no return of merchandise shall be accepted by Debtor without Agent's consent. Agent may thereafter settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms that Agent considers advisable, and in such cases, Agent will credit Debtor's account with only the net amounts received by Agent in payment of such disputed Accounts, after deducting all Agent Expenses incurred in connection therewith.

                                    Section 4

                         PROVISIONS CONCERNING INVENTORY

         Section 4.1 Locations. Schedule 4.1(o) of the Credit Agreement is a true and correct list showing all states where inventory is located (except for Inventory in transit), including, without limitation, facilities leased and operated by Debtor and locations neither owned nor leased by Debtor, and showing all such places where Inventory of Debtor has been located in the past four





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months.  Such list indicates whether the premises are those of a warehouseman or other party. No Inventory will be removed from states set forth in such Schedule except for the purpose of sale in the ordinary course of Debtor's business provided that inventory may be moved from one location set forth in such Schedule to another in the ordinary course of Debtor's business. Debtor will promptly notify Agent of any new inventory location.

         Section 4.2 Inventory, Books and Records. Debtor shall keep all Inventory in good order and condition and shall maintain full, accurate, and complete books and records with respect to Inventory at all times.

         Section 4.3 Inspection of Collateral. Agent may, during Debtor's usual business hours and consistent with Section 5.1(m) of the Credit Agreement, inspect and examine the Inventory and check and test the same as to quality, quantity, value, and condition.

         Section 4.4 Sales of Inventory. Subject to the rights of Agent upon the occurrence of an Event of Default, Debtor may sell Inventory in the ordinary course of its business (which does not include a transfer in full or partial satisfaction of indebtedness or a transfer for less than fair equivalent value).

         Section 4.5 Warehouses and Landlords. Except as set forth on Schedule 4.1(o) of the Credit Agreement, Inventory is not now and shall not at any time hereafter be stored with a bailee, warehouse, or similar party without Agent's prior written consent.

                                    Section 5

                         PROVISIONS CONCERNING EQUIPMENT

         Section 5.1 Maintenance and Repair. Debtor shall keep and maintain Equipment material to its business in good operating condition and repair and make all necessary repairs thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Debtor shall immediately notify Agent of any material loss or damage to the Equipment.

         Section 5.2 Fixtures. Debtor shall not permit any item of Equipment that is not a fixture to become a fixture to real estate or an accession to other property without the prior written consent of Agent, and the Equipment is now and shall at all times remain personal property except with Agent's prior written consent. If any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law and if such real estate is encumbered and such encumbrance attaches to such Collateral, Debtor will obtain from the holder of each Lien or encumbrance a written consent and subordination to the security interest hereby granted, or a written disclaimer of any interest in the Collateral, in a form acceptable to Agent in its reasonable judgment.






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         Section 5.3 Additional Acquisitions. Debtor shall promptly notify Agent in writing of its acquisition, by purchase, lease, or otherwise, of any material after-acquired Equipment, including a description of the Equipment and of its present locations and (if different) its intended permanent locations.

                                    Section 6

                    PROVISIONS CONCERNING GENERAL INTANGIBLES

         Section 6.1 Title to General Intangibles. Debtor represents and warrants that all of the General Intangibles assigned to Agent or in which Debtor grants Agent a Lien are owned by Debtor.

         Section 6.2       Intellectual Property.

         (a) A true and complete schedule setting forth all patents, federal and/or state trademarks, service marks, trade name or brand name registrations and copyright registrations, and all pending applications and applications (other than intent to use applications) to be filed therefore, owned or controlled by Debtor or licensed to Debtor is contained in Schedule 2.1(d)(x) hereto. No licenses, sublicenses, covenants, or agreements have been entered into by Debtor in respect of any of such items, and each such item is in full force and effect, free and clear of all Liens and encumbrances of every nature, is not currently being challenged in any way, and is not involved in any pending (or, to the knowledge of Debtor, threatened) interference proceeding.

         (b) Concurrently with its execution and delivery of this Security Agreement and Assignment, Debtor shall execute and deliver to Agent collateral assignments of all registered patents, trademarks, trade names, copyrights, and applications (other than intent to use applications) for any of them, in a form satisfactory to Agent and suitable for recording in the records of the registering authority.

         Section 6.3       Contracts and Leases.

         (a) Schedule 4.1(o) and Schedule 4.1(n) of the Credit Agreement are, respectively, true and complete lists (i) of all leases of real property and
(ii) of all Material Agreements to which Debtor is a party. Debtor represents and warrants that each of the leases, contracts, and other agreements listed on such Schedules is in full force and effect; that neither Debtor nor, to Debtor's knowledge, any other party thereto is in default under or in breach of the terms or conditions of any such lease, contract, or other agreement; and that there has not occurred any event of default or event that, after the giving of notice or the lapse of time or both, would constitute a default under or breach of any such lease.






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         (b) Debtor shall not amend, modify or supplement any Material Agreement or waive any provision thereof other than in the ordinary course of business, without the prior written consent of the Agent, which consent will not be unreasonably withheld.

         (c) Debtor shall remain liable to perform all of its duties and obligations under any leases, contracts, and agreements included in the Collateral to the same extent as if this Security Agreement and Assignment had not been executed, and Agent shall not have any obligation or liability under such leases, contracts, and agreements by reason of this Security Agreement and Assignment or otherwise.

                                    Section 7

                     OTHER PROVISIONS CONCERNING COLLATERAL

         Section 7.1 Title. Debtor has good title to the Collateral, and the Liens granted to Agent pursuant to this Security Agreement and Assignment are fully perfected first priority Liens in and to the Collateral with priority over the rights of every person in the Collateral other than the rights of Debtor and other than Permitted Liens, and the Collateral is free, clear, and unencumbered by any Liens in favor of any person other than Agent except for Permitted Liens.

         Section 7.2 Further Assurances. Debtor shall execute and deliver to Agent, concurrent with Debtor's execution of this Security Agreement and
Assignment and at any time or times hereafter at the request of Agent, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, assignments, endorsements of certificates of title, applications for titles, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents Agent may reasonably request, in form satisfactory to Agent, to perfect and maintain perfected Agent's Liens in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents. Debtor hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as Debtor's true and lawful attorney with power to sign the name of Debtor on any of the above-described documents or on any other similar documents that need to be executed, recorded, and/or filed in order to perfect or continue perfected Agent's Liens in the Collateral. The appointment of Agent as Debtor's attorney is irrevocable as long as any Secured Obligations are outstanding. Any person dealing with Agent shall be entitled to rely conclusively on any written or oral statement of Agent that this power of attorney is in effect.

         Section 7.3 Transfer of Collateral. Debtor shall not sell, lease, license, transfer, or otherwise dispose of any interest in any Collateral except for sales of Inventory in the ordinary course of its business (sales of Inventory in full or partial satisfaction of existing obligations of Debtor are not considered to be sales in the ordinary course of business) and except for sales, transfers or other dispositions permitted by Section 5.2(g) of the Credit Agreement.

         Section 7.4 Agent's Duty of Care. Agent shall have no duty of care with respect to the Collateral except that Agent shall exercise reasonable care with respect to the Collateral in Agent's custody. Agent shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Agent accords its own property or if Agent takes such action with respect to the Collateral as the Debtor shall request or agree to in writing, provided that no failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care. Agent's failure to take steps to preserve rights against any parties or property shall not be deemed to be failure to exercise reasonable care with respect to the Collateral in Agent's custody. All risk of loss, damage, or destruction of the Collateral shall be borne by Debtor.

         Section 7.5 Debtor's Contracts. Debtor shall remain liable to perform its obligations under any contracts and agreements included in the Collateral to the same extent as though this Security Agreement and Assignment had not been entered into, and Agent shall not have any obligation or liability under such contracts and agreements by reason of this Security Agreement and Assignment or otherwise.

         Section 7.6 Reinstatement of Liens. If at any time after payment in full of all Secured Obligations and termination of Agent's Liens, any payment on Secured Obligations previously made must be disgorged by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, or reorganization of Debtor or any Guarantor), this Security Agreement and Assignment and Agent's Liens granted hereunder shall be reinstated as to all disgorged payments as though such payments had not been made, and Debtor shall sign and deliver to Agent all documents and things necessary to reperfect all terminated Liens.

         Section 7.7 Agent Expenses. If Debtor fails to pay any moneys (whether taxes, assessments, insurance premiums, or otherwise) due to third persons or entities, fails to make any deposits or furnish any required proof of payment or deposit, or fails to discharge any Lien prohibited hereby, all as required under the terms of this Security Agreement and Assignment, then Agent may, to the extent that it determines that such failure by Debtor could have a material adverse effect on Agent's interests in the Collateral, in its discretion and with three (3) days prior notice to Debtor, make payment of the same or any part thereof. Any amounts paid or deposited by Agent shall constitute Agent Expenses, shall become part of the Secured Obligations and shall be secured by the Collateral. Any payments made by Agent shall not constitute (a) an agreement by Agent to make similar payments in the future or (b) a waiver by Agent of any Event of Default under this Security Agreement and Assignment. Agent need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or Line, and the receipt of the usual official notice for the payment of moneys to a governmental entity shall be conclusive evidence that the same was validly due and owing.

         Debtor shall immediately and without demand reimburse Agent for all sums expended by Agent that constitute Agent Expenses, and Debtor hereby authorizes and approves all advances and payments by Agent for items constituting Agent Expenses.

         Section 7.8 Inspection of Collateral and Records. Subject to and consistent with the provisions of Sections 5.1(h) and 5.1(m) of the Credit Agreement, during Debtor's usual business hours, Agent may inspect and examine the Collateral and check and test the same as to quality, quantity, value and condition. Agent shall also have the right at any time or times hereafter, during Debtor's usual business hours or during the usual business hours of any third party having control over the records of Debtor, to inspect and verify Debtor's Books in order to verify the amount or condition of, or any other matter relating to, the Collateral and Debtor's financial condition and to copy and make extracts therefrom. Debtor waives the right to assert a confidential relationship. If any, it may have with any accounting firm and/or service bureau in connection with any information requested by Agent pursuant to this Security Agreement and Assignment and agrees that Agent may directly contact any such accounting firm and/or service bureau in order to obtain such information.

                                    Section 8

                                    COVENANTS

         Section 8.1 Encumbrance of Assets. Debtor shall not create, incur, assume, or permit to exist any Lien on any asset now owned or hereafter acquired by Debtor, except for Liens to Agent and Permitted Liens or as otherwise provided by Section 5.2(c).

         Section 8.2 Condition and Repair. Debtor shall maintain in good repair and working order all properties used in its business and from time to time shall make all appropriate repairs and replacements thereof.

         Section 8.3 Insurance. Debtor shall maintain, with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by corporations of established reputation engaged in the same or similar businesses. Each such policy shall name Agent as an additional insured and, where applicable, as loss payee under a lender loss payable endorsement satisfactory to Agent and shall provide for thirty (30) days' written notice to Agent before such policy is altered or canceled. Debtor shall provide evidence satisfactory to Agent that all such coverages are in full force and effect.

                                    Section 9

                                EVENTS OF DEFAULT

         Any of the following events shall be deemed an Event of Default or a default hereunder:

         (a) if default shall be made in payment or performance of any Secured Obligations as and when the same shall become due and payable after the expiration of the applicable grace period, if any; or

         (b) if Debtor fails to perform or observe any other term, provision, covenant or agreement of this Security Agreement and Assignment (within 15 days of Debtor's receipt of written notice or actual knowledge thereof) or in any of the Loan Instruments to which it is a party, and Debtor shall not cure such failure within the applicable grace period, if any; or

         (c) if there occurs an event of default under the Credit Agreement or any other Loan Instrument; or

         (d) if any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of this Security Agreement and Assignment, by Debtor or any Guarantor, shall prove to be materially false as of the date made.

                                   Section 10

                                    REMEDIES

         Section 10.1 General Remedies. Upon the occurrence of any Event of Default, in addition to all other rights, powers and remedies conferred herein, in the Credit Agreement or by law, the Agent may declare the Secured Obligations immediately due, payable and performable, including all principal and interest remaining unpaid on the Notes and all other amounts secured hereby, all without demand, presentment or notice, all of which are expressly waived. The Agent shall also have, in addition to all other rights provided herein, in the Credit Agreement, or by law, the rights and remedies of a Agent under the Code and applicable common law (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected Collateral), and further, but not by way of limitation, the Agent may take (and/or may cause one or more of its designees to take) any or all of the following actions upon the occurrence of any Event of
Default:

         (a) Notify other parties with respect to or interested in any item of the Collateral of the Agent's interest therein or of any action proposed to be taken with respect thereto, and direct one or more of those parties to make all payments, distributions and proceeds otherwise payable to the Debtor with respect thereto directly to the Agent or its order until notified by the Agent that all the Secured Obligations have been fully paid and satisfied.

         (b) Require the Debtor to, and the Debtor hereby agrees that it shall at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent reasonably convenient to both parties.

         (c) Receive and retain all payments, distributions and proceeds of any kind with respect to any and all of the Collateral.

         (d) Enter any premises where any item of Collateral may be located, with or without permission or process of law but without breach of the peace, and seize and remove such Collateral or remain upon such premises and use or dispose of such Collateral as contemplated under this Security Agreement and Assignment.

         (e) Request the judicial appointment of a receiver respecting the Collateral or any portion thereof in any action, suit or proceeding in which claims are asserted against the Collateral by the Agent or its designee, irrespective of the solvency of the Debtor or any other person or the adequacy of any Collateral, and without notice to or the approval of the Debtor, which receiver shall have the power to manufacture, operate, sell, lease or rent such items of Collateral pending the sale of all of the Collateral and to collect the rent, issues and profits therefrom, together with such other powers as may have been requested by the Agent and shall apply the amounts received (net of all proper charges and expenses) to the Obligations as provided in this Security Agreement and Assignment. Such a receiver may serve without bond or under such minimal bond as may be required by applicable law.

         (f) Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure.

         (g) Take any action with respect to the offer, sale, lease or other disposition, and delivery of the whole of, or from time to time any one or more items of, the Collateral, including, without limitation: to sell, assign, lease or otherwise dispose of the whole of, or from time to time any part of, the Collateral, or offer or agree to do so, in any established market or at any broker's board, private sale or public auction or sale (with or without demand on the Debtor or any advertisement or other notice of the time, place or terms of sale, except such reasonable notice of the time and place of any public sale or the time after which a private sale or other disposition may be made as may be required by the Code) for cash, credit or any other asset or property, for immediate or future delivery, and for such consideration and upon such terms and subject to such conditions as the Agent in its sole and absolute discretion may determine. The requirements of reasonable notice shall be met if such notice is mailed or delivered to the Debtor at the address designated at Section 12.4 at least ten (10) days before the time of the sale or disposition. The Agent may purchase (the consideration for which may consist in whole or in part of cancellation of indebtedness) or any other person may purchase the whole or any one or more items of the Collateral so sold free and clear of any and all rights, powers, privileges, remedies and interests of the Debtor (which the Debtor has expressly waived); to postpone or adjourn any such auction, sale or other disposition or cause the same to be postponed or adjourned from time to time to a subsequent time and place, or to abandon or cause the abandonment of the same, all without any advertisement or other notice thereof; and to carry out any agreement to sell any item or items of the Collateral in accordance with the terms and provisions of such agreement, notwithstanding that, after the Agent shall have entered into such an agreement, all the Obligations may have been paid and satisfied in full. Agent may dispose of the Collateral in its then existing condition or, at its election, may take such measures as it deems necessary or advisable to refurbish, repair, improve, process, finish, operate, demonstrate, and prepare for sale the Collateral and may store, ship, reclaim, recover, protect, advertise for sale or lease, and insure the Collateral.

         (h) Pay, purchase, contest, or compromise any encumbrance, charge, or Lien that, in the opinion of Agent, appears to be prior or superior to its Lien and pay all expenses incurred in connection therewith.

         (i) Agent may (i) notify Account Debtors to make payment on Accounts, and General Intangibles directly to Agent; (ii) settle, adjust, compromise, extend, or renew Accounts, or General Intangibles, either before or after legal proceedings to collect such Accounts, or General Intangibles have commenced;
(iii) prepare and file any bankruptcy proofs of claim or similar documents against any Account Debtor; (iv) prepare and file any notice, assignment, satisfaction, or release of Lien, UCC termination statement, or any similar document; (v) sell or assign Accounts, and General Intangibles, individually or in bulk, upon such terms, for such amounts, and at such time or times as Agent deems advisable; and (vi) complete the performance required of Debtor under any contract or agreement to which Debtor is a party and out of which Accounts, or General Intangibles arise or may arise. Agent may use and operate Debtor's Equipment for all such purposes.

         (j) Agent may (i) endorse Debtor's name on all checks, notes, drafts, money orders, or other forms of payment of or security for Accounts or other Collateral; (ii) sign Debtor's name on drafts drawn on Account Debtors or issuers of letters of credit; and (iii) notify the postal authorities in Debtor's name to change the address for delivery of Debtor's mail to an address designated by Agent, receive and open all Mail addressed to Debtor, copy all mail, retain all mail relating to Collateral, and hold all other mail available for pickup by Debtor.

         (k) Exercise any voting, consent, enforcement or other right, power, privilege, remedy or interest of the Debtor pertaining to any item of Collateral to the same extent as if the Agent were the outright owner thereof.

         (l) Take possession of and thereafter deal with or use from time to time all or any part of the Collateral in all respects as if the Agent were the outright owner thereof.

         (m) At the Agent's sole and absolute discretion, retain the Collateral or any part thereof in satisfaction of the Secured Obligations.

         (n) Transfer or cause the transfer of the ownership of all or any part of the Collateral to its own name and have such transfer recorded in any jurisdiction(s) and publicized in any manner deemed appropriate by the Agent.

         Section 10.2 Non-Judicial Remedies. In granting to the Agent the power to enforce its rights hereunder without prior judicial process or judicial hearing, the Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require the Agent to enforce its rights by judicial process. In so providing for non-judicial remedies, the Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent the Agent from resorting to judicial process at its option.

         Section 10.3 Proceeds. The Agent shall collect the cash and non-cash proceeds received from any sale or other disposition or from any other source contemplated by Section 10.1, and, after deducting all costs and expenses incurred by the Agent and any person designated by the Agent to take any of the action enumerated in this Security Agreement and Assignment in connection with such collection and sale or disposition (including reasonable attorneys' disbursements, expenses and reasonable fees and the reasonable fees and expenses of any appraisers or consultants employed by Agent), the Agent in its discretion may retain the same as additional or substitute Collateral or may apply the same in accordance with the terms and provisions of this Security Agreement and Assignment. In the event any funds remain after satisfaction in full of the Secured Obligations, then the remainder shall be returned to the Debtor, subject, however, to any other rights or interests the Agent may have therein under any other instrument, agreement or document or applicable law.

         Section 10.4 Application of Proceeds. Any funds received from or on behalf of the Debtor (whether pursuant to the terms and provisions of this Security Agreement and Assignment or otherwise) by the Agent shall be applied to the following items in such manner and order as the Agent may determine in its sole and absolute discretion.

         (a) The payment to or reimbursement for any fees and expenses for which the Agent is entitled to be paid or reimbursed pursuant to any of the provisions of this Security Agreement and Assignment.

     (b) The payment of accrued and unpaid interest on the Secured  Obligations.

(c) The payment of the outstanding principal on the Secured Obligations. (d) The payment in full of all other Obligations under this Security Agreement and Assignment.

All advances and payments made pursuant to this Security Agreement and Assignment may be recorded by the Agent on its books and records, and such books and records shall be conclusive absent manifest error as to the existence and amounts thereof.

         Section 10.5 Deficiency. If the amount of all proceeds received with respect to and in liquidation of the Collateral that shall be applied to payment of the Secured Obligations shall be insufficient to pay and satisfy all of the Secured Obligations in full, the Debtor acknowledges that it shall remain liable for any deficiency, together with interest thereon and costs of collection thereof (including attorneys' disbursements, expenses and reasonable fees and the reasonable fees of any appraisers or consultants employed by Agent), and in accordance with the terms and provisions of this Security Agreement and Assignment.

         Section 10.6 Other Recourse. The Debtor waives any right to require the Agent to proceed against any other person, exhaust or marshal any Collateral or other security for the Secured Obligations, or pursue any other remedy in the Agent's power. Until all of the Secured Obligations shall have been paid in full, the Debtor shall have no right to subrogation and the Debtor waives the right to enforce any remedy which the Agent has or may hereafter have against any other party liable for the Secured Obligations, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by the Agent.

         Section 10.7 Remedies Not Exclusive. All rights, powers and remedies conferred in this Section 10 are cumulative, and not exclusive, of: (i) any and all other rights and remedies herein conferred or provided for; (ii) any and all other rights, powers and remedies conferred or provided for in the Credit Agreement or in any other Loan Document; and (iii) any and all rights, powers and remedies conferred, provided for or existing at law or in equity, and the Agent shall, in addition to the rights, powers and remedies herein conferred or provided for, be entitled to avail itself of all such other rights, powers and remedies as may now or hereafter exist at law or in equity for the collection of and enforcement of the Secured Obligations and the enforcement of the representations, warranties, agreements, covenants and indemnities contained in this Security Agreement and Assignment, the Credit Agreement and in any other Loan Document. The Agent, in its sole discretion, may proceed to exercise or enforce any right, power, privilege, remedy or interest that the Agent may have under this Security Agreement and Assignment, the Credit Agreement any other Loan Document, or applicable law, without notice except as otherwise expressly provided herein; without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Agent may have against or in respect of the Debtor or the Collateral, or other person or thing, and without regard to any act or omission of the Agent or any other person. The Agent may institute separate proceedings with respect to this Security Agreement and Assignment in such order and at such times as the Agent may elect in its sole and absolute discretion. This Security Agreement and Assignment may be enforced without possession of any Note or its production in any action, suit or proceeding.

         Section 10.8 Equitable Relief. The Debtor acknowledges that it will be impossible to measure in money the damage to the Agent in the event of a breach of any of the terms and provisions of this Security Agreement and Assignment, and the Debtor agrees that, in the event of any such breach, the Agent will not have an adequate remedy at law, although the foregoing shall not constitute a waiver of any of the Agent's rights, powers, privileges and remedies against or in respect of a breaching party, any Collateral or any other person or thing under this Security Agreement and Assignment or applicable law. It is therefore agreed that the Agent, in addition to all other such rights, powers, privileges and remedies that it may have, shall be entitled to injunctive relief, specific performance or such other equitable relief as the Agent may request to exercise or otherwise enforce any of the terms and provisions of this Security Agreement and Assignment and to enjoin or otherwise restrain any act prohibited thereby, and the Debtor will not urge and hereby waives any defense that there is an adequate remedy of law.

         Section 10.9 License. Agent is hereby granted a license or other right to use, without charge, Debtor's patents, copyrights, trade secrets, technical processes, rights of use of any name, trade names, trademarks, labels, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and Debtor's rights under all licenses and shall inure to Agent's benefit.

         Section 10.10 Power of Attorney. Debtor hereby appoints Agent (and any of Agent's officers, employees, nominees, designees or agents designated by Agent) as Debtor's attorney, with power after the occurrence of an Event of Default and at any time Agent reasonably believes an Event of Default has occurred or is likely to occur with the passage of time, with respect to the various assets and properties included in the Collateral, and in addition to any other powers of attorney contained herein: (a) to take possession of and endorse (to Agent or otherwise) Debtor's name on any checks, bills of exchange, notes, acceptances, money orders, drafts, or other documents, forms of payment or security received in payment for or on account of those assets and properties;
(b) demand, collect and receive any monies due on account of those assets and properties and give receipts and acquittances in connection therewith; (c) negotiate and compromise any claim, and commence, prosecute, defense, settle or withdraw and claims, suits or proceedings pertaining to or arising out of those assets and properties; (d) pay any indebtedness or other liability or perform any other Secured Obligation required to be paid or performed under this Security Agreement and Assignment or the Credit Agreement by the Debtor; (e) prepare and execute on behalf of the Debtor any mortgage, financing statement or other evidence of a security interest contemplated by this Security Agreement and Assignment, or any modification, refiling, continuation or extension thereof; (f) to sign Debtor's name on drafts against Account Debtors, on schedules and assignments of Accounts, on verifications of Accounts, and on notices to Account Debtors; (g) to notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by Agent, to receive and open all mail addressed to Debtor, and to retain all mail relating to the Collateral and hold all other mail available for pick up by Debtor; (h) to send requests for verification of Accounts; (i) take any other action contemplated by this Security Agreement and

Assignment or the Credit Agreement; (j) sign, execute, acknowledge, swear to, verify, deliver, file, record and publish any one or more of the foregoing; and
(k) to do all things necessary to carry out this Security Agreement and Assignment. The appointment of Agent as Debtor's attorney and each and every one of Agent's rights and powers, being coupled with an interest, are irrevocable as long as any Secured Obligations are outstanding. Any person dealing with Agent shall be entitled to rely conclusively on any written or oral statement of Agent that this power of attorney is in effect. This Power of Attorney shall survive the dissolution, reorganization or bankruptcy of the Debtor and shall extend to and be binding upon the Debtor's successors, assigns, heirs and legal representatives. To the extent permitted by applicable law, the Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence, willful misconduct or unlawful misconduct. Agent may also use Debtor's stationary in connection with exercising its rights and remedies and performing the Obligations of Debtor.

         Section 10.11 Expenses Secured. The Debtor agrees to pay on demand all costs and expenses, if any (including reasonable counsel, consultant and appraiser fees and expenses), in connection with the exercise and enforcement (whether through negotiations, legal proceedings or otherwise) of Agent's rights and remedies provided by this Security Agreement and Assignment, the Credit Agreement or any other Loan Document, or which by law shall be payable by the Debtor, expressly including all such costs and expenses incurred by the Agent in connection with or during the pendency of any bankruptcy or insolvency proceedings involving the Debtor or any Guarantor. All such expenses shall be part of the Secured Obligations, and shall be secured by the Collateral.

         Section 10.12 Miscellaneous. The Debtor acknowledges and agrees that the rights, powers, privileges, remedies and interests conferred upon the Agent in respect of the Collateral by this Security Agreement and Assignment and applicable law are solely to enable the Agent to protect and preserve the Collateral, as well as to realize upon it in accordance with this Security Agreement and Assignment, all in such manner as the Agent in its discretion may elect, and shall not impose upon the Agent any duty or other obligation to exercise or enforce any such right, power, privilege, remedy or interest. Any exercise or other enforcement of any such right, power, privilege, remedy or interest, if undertaken by the Agent in its discretion, may be delayed, discontinued or otherwise not pursued or exhausted for any reason whatsoever (whether intentionally or otherwise). Without limiting the generality of the foregoing, the Agent shall be under no duty or obligation to protect or preserve any of the Collateral, perform any obligation or duty of the Debtor under any of the Collateral, or take any action to mitigate or otherwise reduce any damage or other loss or to otherwise collect, exercise or enforce any claim, right or other interest arising under or with respect to the Collateral, except as specifically provided in this Security Agreement and Assignment.

                                   Section 11

                                RIGHT OF SET-OFF

         Section 11.1 Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, the Agent hereby is authorized at any time and from time to time, without notice to the Debtor (any such notice being hereby expressly waived by the Debtor), to set-off and apply, directly or through any of its affiliates, custodians, participants and designees, any and all deposits (whether general or special, time or demand, provisional or final, or individual or joint) and other assets and properties at any time held in the possession, custody or control of the Agent and any of its affiliates, custodians, participants and designees, and any indebtedness or other amount at any time held in the possession, custody or control of the Agent and any of its affiliates, custodians, participants and designees, and any indebtedness or other amount at any time owing by the Agent or any of its affiliates or participants, to or for the credit, account or benefit of the Debtor against any and all of the Secured Obligations now or hereafter existing, whether or not the Agent shall have declared a default, accelerated the Secured Obligations or made any demand or taken any other action under this Security Agreement and Assignment, and although such Secured Obligations may be unmatured. The Debtor acknowledges that pursuant to Section 2.1(f) hereof it granted to the Agent a senior security interest in and to, among other things, all such deposits, assets, properties and indebtedness in the possession of the Agent's affiliates, custodians, participants and designees, and the Debtor hereby authorizes any such person to so set-off and apply such amounts at such times and in such manner as the Agent may direct pursuant to this Section 11.1. The Agent shall notify the Debtor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. In debiting any such account, the Secured Obligations shall be deemed to have been paid or repaid only to the extent of the funds actually available in the account notwithstanding any internal procedure of the Agent or any of its affiliates, custodians, participants and designees to the contrary. The rights of the Agent under this Section are in addition to and without limitation of any other rights, powers, privileges, remedies and other interests (including, without limitation, other rights of set-off and security interests) that the Agent may have under this Security Agreement and Assignment and applicable law.

                                   Section 12

                            MISCELLANEOUS PROVISIONS

         Section 12.1 Delay and Waiver. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, but any such right may be exercised from time to time and as often as may be deemed expedient. A waiver on one occasion shall be limited to that particular occasion.

         Section 12.2 Severability; Headings. If any part of this Security Agreement and Assignment or the application thereof to any person or circumstance is held invalid, the remainder of this Security Agreement and Assignment shall not be affected thereby. The section headings herein are included for convenience only and shall not be deemed to be a part of this Security Agreement and Assignment.





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



         Section 12.3 Binding Effect. This Security Agreement and Assignment shall be binding upon and inure to the benefit of the respective legal representatives, successors, and assigns of the parties hereto; however, Debtor may not assign any of its rights or delegate any of its obligations hereunder. Agent (and any subsequent assignee) may transfer and assign this Security Agreement and Assignment and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Agent; and Agent (or such subsequent assignee who in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Security Agreement and Assignment and said Collateral.

         Section 12.4 Notices. Any notices under or pursuant to this Security Agreement and Assignment shall be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, or when delivered by courier or when transmitted by facsimile, telecopy, or similar electronic medium to the following addresses:

                  To Debtor:                         EFTC Corporation
                                                     9351 Grant Street
                                                     Horizon Terrace, 6th Floor
                                                     Denver, Colorado 80229
                                                     Attention: Brian O'D. White
                                                                  Treasurer
                                                     Telecopy:   (303) 451-8210

                  With a copy to:                    Martha Traudt Collins, Esq.
                                                     Holme Roberts & Owen LLP
                                                     1700 Lincoln Street,
                                                     Suite 4100
                                                     Denver, Colorado  80203
                                                     Telecopy:  (303) 866-0200

                  To Agent:                          Bank One, Colorado, N.A.
                                                     1125 Seventeenth Street,
                                   Third Floor
                             Denver, Colorado 80202
                           Attention: David L. Ericson
                                                                  Vice President
                                                     Telecopy:  (303) 297-4435

                  With a copy to:                    Ted R. Sikora, II, Esq.
                                                     Davis, Graham & Stubbs LLP
                                                     370 Seventeenth Street,
                                                     Suite 4700
                                                     Denver, Colorado 80202
                                                     Telecopy: (303) 893-1379

Either party may change such address by sending notice of the change to the other party; such change of address shall be effective only upon actual receipt of the notice by the other party.

         Section 12.5 Consent to Jurisdiction. Any legal action or other proceeding with respect to this Security Agreement and Assignment or any other Loan Documents may be brought in the courts of the State of Colorado or of the United States located in the City and County of Denver (to the extent that such courts would otherwise have subject matter jurisdiction), and by execution and delivery of this Security Agreement and Assignment, each of the Debtor and the Agent consents, for itself and in respect of its property, to the jurisdiction of those courts. Each of the Debtor and the Agent irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Security Agreement and Assignment or any other Loan Documents. The Debtor and the Agent each waive personal service of any summons, complaint or other process which may be made by any other means permitted by Colorado law.

         Section 12.6 Waiver of Jury Trial and Certain Damages. Each of the Debtor and the Agent hereby waives, to the extent permitted by applicable law, trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Security Agreement and Assignment or any other Loan Document or the validity, protection, interpretation, collection or enforcement thereof; and the Debtor hereby waives, to the extent permitted by applicable law, the right to interpose any setoff or counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or cross-claim would permanently preclude the prosecution of or recovery upon the same. Notwithstanding anything contained in this Security Agreement and Assignment or any other Loan Documents to the contrary, no claim may be made by the Debtor against the Agent for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated hereunder or under any other Loan Documents, or any act, omission or event occurring in connection therewith; and the Debtor hereby waives, releases and agrees not to sue upon any such claim for any such damages. The Debtor agrees that this Section 12.6 is a specific and material aspect of this Security Agreement and Assignment and acknowledges that the Agent would not extend to the Debtor any advances pursuant to the Credit Agreement if this
Section 12.6 were not part of this Security Agreement and Assignment.

         Section 12.7 Governing Law. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the domestic laws of Colorado.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the Debtor and the Agent have executed this Security Agreement and Assignment by their duly authorized officers as of the date first above written.

AGENT:                                                   DEBTOR:

BANK ONE, COLORADO, N.A.                                 EFTC CORPORATION



By:   /s/                                                By: /s/
     David L. Ericson                                    Stuart W. Fuhlendorf
     Vice President                                      Vice President and
                                                         Chief Financial Officer






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